UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 28, 2022

INNOVATIVE DESIGNS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51791	03-0465528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

124 cherry St, Pittsburgh, PA.	15223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 813.517.8484

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth Registrant as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Registrant ☐

If an emerging growth Registrant, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 4.01 Change in Registrant’s Certifying Accountant

On February 28, 2022, the Registrant was informed that RW Group, LLC (“RW Group”) was transitioning its practice into Isdaner & Company, LLC (“Isdaner”) and was therefore resigning. On March 2,2022, the Registrant’s Board of Directors unanimously approved the engagement of Isdaner to serve as the Registrant’s independent registered public accounting firm to audit the Registrant’s financial statements for the fiscal year ending October 31, 2022. The appointment is effective March 2, 2022.

RW Group’s audit report on the Registrant’s financial statements as of and for the fiscal years ended October 31, 2021, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the fiscal year ended October 31, 2021, and the subsequent interim periods through March 2, 2022,, 2022, there were (i) no disagreements ( as described in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Registrant and RW Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to RW Group’s satisfaction, would have caused RW Group to make reference thereto in their report on the financial statements for such year, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K occurred.

The Registrant provided RW Group with a copy of this Form 8-K Report prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”) and requested RW Group to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant herein in response to Item304 (a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of RW Group’s letter dated March 3, 2022, is attached as Exhibit 16 to this Form 8-K.

Prior to the engagement of Isdaner neither the Registrant nor anyone on its behalf consulted Isdaner regarding, (i) the application of accounting principles to a specific transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant’s financial statements and no written report or oral advice was provided by Isdaner to the Registrant that Isdaner concluded was an important factor considered by the Registrant in reaching a decision as to accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)1)(iv) of Regulation S-K and related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 16 Letter from RW Group, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Innovative Designs, Inc.
DATE: March 3, 2022
	By:	/s/ Joseph Riccelli
Joseph Riccelli, Chief Executive Officer

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